Warranty	9 Months Ended
Mar. 31, 2012
Warranty [Abstract]
Warranty

12. Warranty

Some of the Company's products, including the newly acquired Prostiva products, are covered by warranties against defects in material and workmanship for periods of up to 24 months. The Company records a liability for warranty claims during the period of the sale. The amount of the liability is based on the trend in the historical ratio of product failure rates, material usage and service delivery costs to sales, the historical length of time between the sale and resulting warranty claim, and other factors.

Warranty provisions and claims for the nine-months ended March 31, 2012 and 2011 were as follows (in thousands):

Nine Months Ended	Beginning Balance	Warranty Provisions	Warranty Claims	Ending Balance
March 31, 2012	$10	$81	$(45)	$46
March 31, 2011	$13	$34	$(33)	$14